UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2009


                            AFFINITY MEDIAWORKS CORP.
               (Exact name of registrant as specified in charter)

           Nevada                     333-150548                 75-3265854
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

   455 Route 306 Suite M #2922
         Monsey, New York                                          10952
(Address of principal executive offices)                         (Zip Code)

                                 (206) 426-5044
                          Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02. DEPARTURE OF CERTAIN OFFICERS APPOINTMENT OF CERTAIN OFFICERS.

On July 2, 2009, Affinity Mediaworks Corp. (the "Company") received a notice of resignation from Yulia Nesterchuk as Chief Executive Officer of the Company. Ms. Nesterchuk's resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. Ms. Nesterchuk remains in her other positions with the Company including on our board of directors.

On July 2, 2009, the Company appointed Scott Cramer as its new Chief Executive Officer. Also on July 2, 2009, the Company's Board of Directors appointed Scott Cramer as a director to serve on the Board of Directors of the Company. The appointment of Mr. Cramer increases the number of directors sitting on the Company's Board of Directors to two.

Mr. Cramer worked as a financial planner from 1987 until 1997. His functions included asset management, retirement planning and tax planning for his clients. From 1997 until 2000, he trained financial planners on how to grow their practices and build relationships with their clients. From 2000 until present, Mr. Cramer has developed investment products for projects that needed funding from the private and public equity sector. He has helped fund projects from the forestry to the film industry, with projects related to Alliance Atlantis and Prospero Entertainment. In addition, he is currently an executive producer on the film "Damage" featuring Stone Cold Steve Austin. He is also executive producer on the films "Traces of Danger" and "Holiday Destination" which are currently in preproduction.

Mr. Cramer will serve as our Chief Executive Officer and Director until his duly elected successor is appointed or he resigns. There are no arrangements or understandings between him and any other person pursuant to which he was selected as an officer and director. There are no family relationship between Mr. Cramer and any of our officers or directors. Mr. Cramer has not held any directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AFFINITY MEDIAWORKS CORP.


Date: July 2, 2009                         By: /s/ Yulia Nesterchuk
                                               ---------------------------------
                                               Yulia Nesterchuk, Director

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